SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   September 14, 2001
                                                 ----------------------


                         CNA FINANCIAL CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



          1-5823                                        36-6169860
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(Commission File Number)                   (I.R.S. Employer Identification No.)



     CNA Plaza, Chicago, Illinois                               60685
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(Address of Principal Executive Offices)                      (Zip Code)



                               (312) 822-5000
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            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On September 14, 2001, CNA Financial Corporation issued a press release commenting on its loss exposure relating to the September 11, 2001 attack on the World Trade Center in New York City and further extending the expiration date for its rights offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

       (a)    Not applicable.

       (b)    Not applicable.

       (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CNA FINANCIAL CORPORATION



Dated:  September 14, 2001            /s/ Robert V. Deutsch
                                      --------------------------------------
                                      By: Robert V. Deutsch
                                      Its:Executive Vice President and
                                          Chief Financial Officer

                               EXHIBIT INDEX


Exhibit No.               Description
----------                -----------

99.1 CNA Financial Corporation press release, issued September 14, 2001, commenting on CNA's loss exposure relating to September 11, 2001 attack on the World Trade Center and further extending the expiration date for its rights offering.